UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Solera National Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	May 22, 2013
	TIME:	10:00 AM, mountain
	LOCATION:	Pinehurst Country Club, 6255 West Quincy Avenue, Denver, CO 80235

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/SLRK and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/SLRK

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before May 8, 2013.

you may enter your voting instructions at https://www.iproxydirect.com/SLRK until 11:59 pm eastern time May 21, 2013.

The purposes of this meeting are as follows:

1.    Election of Directors.  The election of thirteen directors to our Board of Directors for terms expiring at the 2014 annual meeting of shareholders or until their successors are duly elected and qualified.

2.    Approval of Solera National Bancorp Inc.’s 2012 Long-Term Incentive Plan which reserves 250,000 shares of common stock of the Company for issuance under the plan.

3.    Approval of Authorized Share Increase.  The approval of an increase in the number of authorized shares of common stock available for issuance by Solera National Bancorp, Inc. from 5,000,000 to 10,000,000.

4.    Ratification of Independent Registered Public Accounting Firm.  The ratification of McGladrey LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

5.    Say-on-Pay.  To approve, on a non-binding advisory basis, executive compensation.

6.    Frequency of Say-on-Pay.  To vote, on a non-binding advisory basis, on the frequency of future executive compensation votes.

7.    Other Business.  The transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof.  Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Pursuant to new Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on March 25, 2013 as the record date for the determination of shareholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ proposals 1, 2, 3, 4 and 5 and vote ‘Every three years’ on proposal 6.

Please note – This is not a Proxy Card - you cannot vote by returning this card

Solera National Bancorp Inc. SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560	FIRST-CLASS MAIL US POSTAGE PAID CARY NC PERMIT # 869

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